As filed with the Securities and Exchange Commission on November 1, 1999


                                                Securities Act File No. 33-52303
                                        Investment Company Act File No. 811-4375
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                           Pre-Effective Amendment No.                     [ ]
                         Post-Effective Amendment No. 7                    [X]
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
                                Amendment No. 195                          [X]
                        (Check appropriate box or boxes)


                            ------------------------

                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
               of Merrill Lynch Multi-State Municipal Series Trust (Exact Name of Registrant as Specified in Charter)

              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)



        Registrant's Telephone Number, including Area Code (609) 282-2800

                            ------------------------


                                 Terry K. Glenn
                Merrill Lynch Multi-State Municipal Series Trust
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)


                            ------------------------

                                   Copies to:


        Counsel for the Trust                    Michael J. Hennewinkel, Esq.
          BROWN & WOOD LLP                               MERRILL LYNCH
       One World Trade Center                          ASSET MANAGEMENT
    New York, New York 10048-0557                        P.O. Box 9011
Attention: Thomas R. Smith, Jr., Esq.          Princeton, New Jersey 08543-9011
      Brian M. Kaplowitz, Esq.


                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):

            [X] immediately upon filing pursuant to paragraph (b)
            [ ] on (date) pursuant to paragraph (b)
            [ ] 60 days after filing pursuant to paragraph (a)(1)
            [ ] on (date) pursuant to paragraph (a)(1)
            [ ] 75 days after filing pursuant to paragraph (a)(2)
            [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

                 Title of Securities Being Registered: Shares of
                 Beneficial Interest, par value $.10 per share.
================================================================================

Prospectus

                                                            Merrill Lynch [logo]


Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


November 1, 1999



This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                                            PAGE
[CLIP ART]  KEY FACTS
--------------------------------------------------------------------------------
Merrill Lynch New Mexico Municipal Bond Fund at a Glance ...................  3

Risk/Return Bar Chart ......................................................  5

Fees and Expenses ..........................................................  6




[CLIP ART]  DETAILS ABOUT THE FUND
--------------------------------------------------------------------------------
How the Fund Invests .......................................................  8

Investment Risks ...........................................................  9




[CLIP ART]  YOUR ACCOUNT
--------------------------------------------------------------------------------
Merrill Lynch Select PricingSM System ...................................... 14

How to Buy, Sell, Transfer and Exchange Shares ............................. 19

Participation in Merrill Lynch Fee-Based Programs .......................... 23




[CLIP ART]  MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
Fund Asset Management ...................................................... 26

Financial Highlights ....................................................... 27





[CLIP ART]  FOR MORE INFORMATION
--------------------------------------------------------------------------------
Shareholder Reports ................................................  Back Cover

Statement of Additional Information ................................  Back Cover


                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

Key Facts  [CLIP ART]


In an effort to help you better
understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Investment Grade -- any of the four
highest debt obligation ratings by
recognized rating agencies, including
Moody's Investors Service, Inc.,
Standard & Poor's or Fitch IBCA, Inc.

New Mexico Municipal Bond -- a debt
obligation issued by or on behalf of a
governmental entity in New Mexico or
other qualifying issuer that pays
interest exempt from New Mexico income
tax as well as from Federal income tax.



MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND AT A GLANCE
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to provide shareholders with income exempt from Federal and New Mexico income taxes.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a portfolio of long term investment grade New Mexico municipal bonds. These may be obligations of a variety of issuers including governmental entities in New Mexico and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The Fund will invest at least 65% of its assets in New Mexico municipal bonds and at least 80% of its total assets in New Mexico municipal bonds and other bonds that pay interest exempt from Federal income tax but not New Mexico income tax. The Fund may invest up to 20% of its assets in high yield bonds (also known as "junk" bonds). The Fund also may invest in certain types of derivative securities. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and call features of the obligations. Under normal conditions, the Fund's weighted average maturity will be more than ten years. The Fund cannot guarantee that it will achieve its objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may go up or down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. If the value of the Fund's investments goes down, you may lose money. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

In addition, since the Fund invests at least 65% of its assets in New Mexico municipal bonds, it is more exposed to negative political or economic factors in New Mexico than a fund that invests more widely. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks.




                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                 3

[CLIP ART] Key Facts



WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

         o Are looking for income that is exempt from Federal and New Mexico income tax

         o Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

         o Are looking for liquidity

         o Can tolerate the risk of loss caused by negative political or economic developments in New Mexico, changes in interest rates or adverse changes in the price of bonds in general





4                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

RISK/RETURN BAR CHART


The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Lehman Brothers Municipal Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[The following information was depicted as a bar chart in the printed material]

   1995      1996     1997     1998
   ----      ----     ----     ----
  17.06%     2.75%    7.95%    4.83%


During the period shown in the bar chart, the highest return for a quarter was 6.91% (quarter ended March 31, 1995) and the lowest return for a quarter was -1.94% (quarter ended March 31, 1996). The year-to-date return as of September 30, 1999 was -2.15%.

Average Annual Total Returns (as of the                 Past            Since
calendar year ended December 31, 1998)                One Year        Inception
--------------------------------------------------------------------------------
 Merrill Lynch New Mexico Municipal Bond Fund* A        1.15%          6.57%+
 Lehman Brothers Municipal Bond Index**                 6.48%          7.77%#
--------------------------------------------------------------------------------
 Merrill Lynch New Mexico Municipal Bond Fund* B        0.93%          6.97%+
 Lehman Brothers Municipal Bond Index**                 6.48%          7.77%#
--------------------------------------------------------------------------------
 Merrill Lynch New Mexico Municipal Bond Fund* C        3.85%          7.31%++
 Lehman Brothers Municipal Bond Index**                 6.48%          8.98%+++
--------------------------------------------------------------------------------
 Merrill Lynch New Mexico Municipal Bond Fund* D        1.05%          6.83%++
 Lehman Brothers Municipal Bond Index**                 6.48%          8.98%+++
--------------------------------------------------------------------------------

  * Includes sales charge.
 ** This unmanaged Index consists of long term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.
  + Inception date is May 6, 1994.
 ++ Inception date is October 21, 1994.
+++ Since October 31, 1994.
  # Since April 30, 1994.



                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                 5

[CLIP ART] Key Facts

UNDERSTANDING
EXPENSES
Fund investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses, which all mutual funds may
charge:

EXPENSES PAID DIRECTLY BY THE
SHAREHOLDER:
Shareholder Fees -- these include sales
charges which you may pay when you buy
or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE
SHAREHOLDER:
Annual Fund Operating Expenses --
expenses that cover the costs of
operating the Fund.

MANAGEMENT FEE -- a fee paid to the
Manager for managing the Fund.

DISTRIBUTION FEES -- fees used to
support the Fund's marketing and
distribution efforts, such as
compensating Financial Consultants,
advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES --
fees used to compensate securities
dealers for account maintenance
activities.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.


Shareholder Fees (fees paid directly from
your investment)(a):                                          Class A      Class B(b)    Class C          Class D
-----------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on
   purchases (as a percentage of offering price)              4.00%(c)        None         None          4.00%(c)
-----------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as
   a percentage of original purchase price or
   redemption proceeds, whichever is lower)                    None(d)       4.0%(c)       1.0%(c)        None(d)
-----------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on
   Dividend Reinvestments                                      None            None         None          None
-----------------------------------------------------------------------------------------------------------------
   Redemption Fee                                              None            None         None          None
-----------------------------------------------------------------------------------------------------------------
   Exchange Fee                                                None            None         None          None
-----------------------------------------------------------------------------------------------------------------
  Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets):
-----------------------------------------------------------------------------------------------------------------
   Management Fee(e)                                         0.55%            0.55%        0.55%         0.55%
-----------------------------------------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees(f)               None             0.50%        0.60%         0.10%
-----------------------------------------------------------------------------------------------------------------
   Other Expenses (including transfer agency
   fees)(g)                                                  1.49%            1.50%        1.50%         1.49%
-----------------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                        2.04%            2.55%        2.65%         2.14%


(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b) Class B shares automatically convert to Class D shares about ten years after you buy them. Then they will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c) Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e) The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended July 31, 1999, the fee payable to the Manager from the Fund was equal to 0.55% of the Fund's average daily net assets, but the Manager voluntarily waived $51,648 of the management fee due. Total Fund Operating Expenses in the fee table have been restated to assume the absence of the waiver because it may be discontinued or reduced by the Manager at any time without notice. For the fiscal year ended July 31, 1999, the Manager waived management fees totaling .40% for Class A shares, .40% for Class B shares, .40% for Class
    C shares and .40% for Class D shares, after which the Fund's total expense ratio was 1.64% for Class A shares, 2.15% for Class B shares, 2.25% for Class C shares and 1.74% for Class D shares.

(f) The Fund calls the "Service Fee" an "Account Maintenance Fee." AccountMaintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C


6                MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

(footnotes continued from previous page)


    shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.


(g) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended July 31, 1999, the Fund paid the Transfer Agent fees totaling $6,553. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended July 31, 1999, the Fund reimbursed the Manager $57,688 for these services.


EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES IF YOU DID REDEEM YOUR SHARES:

                       1 Year          3 Years         5 Years        10 Years
-------------------------------------------------------------------------------
  Class A               $599           $1,014          $1,454          $2,674
-------------------------------------------------------------------------------
  Class B               $658            $ 994          $1,355          $2,885
-------------------------------------------------------------------------------
  Class C               $368            $ 823          $1,405          $2,983
-------------------------------------------------------------------------------
  Class D               $608           $1,043          $1,503          $2,773
-------------------------------------------------------------------------------


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                       1 Year          3 Years         5 Years        10 Years
-------------------------------------------------------------------------------
  Class A               $599           $1,014          $1,454          $2,674
-------------------------------------------------------------------------------
  Class B               $258            $ 794          $1,355          $2,885
-------------------------------------------------------------------------------
  Class C               $268            $ 823          $1,405          $2,983
-------------------------------------------------------------------------------
  Class D               $608           $1,043          $1,503          $2,773
-------------------------------------------------------------------------------




                MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                  7

Details About the Fund [CLIP ART]


ABOUT THE
PORTFOLIO MANAGER


Michael Kalinoski is the portfolio
manager and a Vice President of the
Fund. He has been a Vice President and
Portfolio Manager of Merrill Lynch Asset
Management since 1999. He was head
Municipal Bond Trader with Strong Funds
from 1996 to 1999 and was a member of
the municipal bond investment team of
Strong Funds from 1993 to 1996.


ABOUT THE MANAGER

The Fund is managed by Fund Asset Management.


HOW THE FUND INVESTS
--------------------------------------------------------------------------------


The Fund's main goal is to seek income that is exempt from Federal and New Mexico income tax. The Fund invests primarily in long term, investment grade New Mexico municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New Mexico or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund's total assets will be invested in investment grade securities. The Fund may invest up to 20% of its total assets in high-yield ("junk") bonds. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.

The Fund generally will invest at least 80% of its total assets in obligations that pay interest exempt from Federal income tax and at least 65% of its total assets in New Mexico municipal bonds. Under normal conditions, the Fund's weighted average maturity will be more than ten years. For temporary periods, however, the Fund may invest up to 35% of its total assets in short term tax exempt or taxable money market obligations, although the Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Fund to achieve its objective.

The Fund may use derivatives including futures, options, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security or an index, such as the Lehman Brothers Municipal Bond Index.

The Fund's investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

Employment, per capita personal income and the overall economy in New Mexico are growing slowly, although mining is below earlier levels and reductions in federal spending associated with the end of the Cold War have adversely affected various national laboratories and military installations in the state. The Manager believes that current economic conditions in New Mexico will enable the Fund to continue to invest in high quality New Mexico municipal bonds.






8               MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

Fund management considers a variety of factors when choosing investments, such as:

         o Credit Quality of Issuers -- based on bond ratings and other factors including economic and financial conditions.

         o Yield Analysis -- takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).


         o Maturity Analysis -- the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.


In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

INVESTMENT RISKS
--------------------------------------------------------------------------------



This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Bond Market and Selection Risk -- Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk -- Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when





                MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                  9

[CLIP ART] Details About the Fund


interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.


State Specific Risk -- The Fund will invest primarily in New Mexico municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of New Mexico municipal bonds than is a municipal bond fund that invests more widely. Moody's and Standard & Poor's currently rate the State of New Mexico's general obligation bonds Aa1 and AA+, respectively.

The Fund is a non-diversified fund, which means that it may invest more of its assets in obligations of a single issuer than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.


Call and Redemption Risk -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Risks associated with certain types of obligations in which the Fund may invest include:


General Obligation Bonds -- The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.


Revenue Bonds -- Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds -- Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds -- Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is







10               MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
unable to meet its obligations, the repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes -- Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations -- In a municipal lease obligation, the issuer agrees to budget for and appropriate municipal funds to make payments due on the lease obligation. However, this does not ensure that funds will actually be appropriated in future years. The issuer does not pledge its unlimited taxing power for payment of the lease obligation, but the leased property secures the obligation. In addition, the proceeds of a sale may not cover the Fund's loss.


Insured Municipal Bonds -- Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insured bonds are subject to market risk.

Junk Bonds -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Fund does not intend to purchase debt securities that are in default or that Fund management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.


When Issued Securities, Delayed Delivery Securities and Forward Commitments -- When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation,




                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                11

[CLIP ART] Details About the Fund



in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

Variable Rate Demand Obligations -- Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Illiquid Investments -- The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.


Derivatives -- The Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.


Derivatives are volatile and involve significant risks, including:


         Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

         Leverage risk -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

         Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


The Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a



12               MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed and Inverse Floating Rate Securities -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

Borrowing and Leverage -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments and options.


STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.



                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                13

Your Account [CLIP ART]


MERRILL LYNCH SELECT PRICING(SM)SYSTEM
--------------------------------------------------------------------------------



The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.


For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.


If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.25% on Class B shares or 0.35% on Class C shares and an account maintenance fee of 0.25% on both classes. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch. The Fund is a series of the Merrill Lynch Multi-State Municipal Series Trust.



14               MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                     Class A                  Class B                   Class C                    Class D
-------------------------------------------------------------------------------------------------------------------------

Availability         Limited to certain       Generally available      Generally available         Generally available
                     investors including:     through Merrill Lynch.   through Merrill Lynch.      through Merrill Lynch.
                     o Current Class A        Limited availability     Limited availability        Limited availability
                       shareholders           through other            through other               through other
                     o Participants in        securities dealers.      securities dealers.         securities dealers.
                       certain Merrill
                       Lynch-sponsored
                       programs
                     o Certain affiliates of
                       Merrill Lynch.
------------------------------------------------------------------------------------------------------------------------
Initial Sales        Yes. Payable at time     No. Entire purchase      No. Entire purchase         Yes. Payable at time
Charge?              of purchase. Lower       price is invested in     price is invested in        of purchase. Lower
                     sales charges            shares of the Fund.      shares of the Fund.         sales charges
                     available for larger                                                          available for larger
                     investments.                                                                  investments.
------------------------------------------------------------------------------------------------------------------------
Deferred Sales       No. (May be charged      Yes. Payable if you      Yes. Payable if you         No. (May be charged
Charge?              for purchases over       redeem within four       redeem within one           for purchases over
                     $1 million that are      years of purchase.       year of purchase.           $1 million that are
                     redeemed within                                                               redeemed within
                     one year.)                                                                    one year.)
------------------------------------------------------------------------------------------------------------------------
Account Maintenance  No.                      0.25% Account            0.25% Account               0.10% Account
and Distribution                              Maintenance Fee          Maintenance Fee             Maintenance Fee
Fees?                                         0.25% Distribution       0.35% Distribution          No Distribution Fee.
                                              Fee.                     Fee.
------------------------------------------------------------------------------------------------------------------------
Conversion to        No.                      Yes, automatically       No.                         No.
Class D shares?                               after approximately
                                              ten years.
------------------------------------------------------------------------------------------------------------------------





                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                15

[CLIP ART] Your Account


Right of Accumulation -- permits you to
pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill
Lynch mutual funds that offer Select
Pricing options.

Letter of Intent -- permits you to pay
the sales charge that would be
applicable if you add up all shares of
Merrill Lynch Select Pricing System
funds that you agree to buy within a 13
month period. Certain restrictions
apply.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                     Dealer
                                                                  Compensation
                            As a % of           As a % of           as a % of
  Your Investment        Offering Price     Your Investment*     Offering Price
--------------------------------------------------------------------------------
  Less than $25,000           4.00%               4.17%               3.75%
--------------------------------------------------------------------------------
  $25,000 but less
  than $50,000                3.75%               3.90%               3.50%
--------------------------------------------------------------------------------
  $50,000 but less
  than $100,000               3.25%               3.36%               3.00%
--------------------------------------------------------------------------------
  $100,000 but less
  than $250,000               2.50%               2.56%               2.25%
--------------------------------------------------------------------------------
  $250,000 but less
  than $1,000,000             1.50%               1.52%               1.25%
--------------------------------------------------------------------------------
  $1,000,000 and over**       0.00%               0.00%               0.00%
--------------------------------------------------------------------------------
  * Rounded to the nearest one-hundredth percent.

 ** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.


No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

         o Purchases under a Right of Accumulation or Letter of Intent

         o TMA(SM) Managed Trusts

         o Certain Merrill Lynch investment or central asset accounts

         o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

         o Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

         o Certain Merrill Lynch fee-based programs




16               MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.25% for Class B shares and 0.35% for Class C shares and account maintenance fees of 0.25% for Class B and Class C shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.




                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                17

[CLIP ART] YOUR ACCOUNT

CLASS B SHARES

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

          Years Since Purchase                         Sales Charge*
          ----------------------------------------------------------
            0 - 1                                          4.00%
          ----------------------------------------------------------
            1 - 2                                          3.00%
          ----------------------------------------------------------
            2 - 3                                          2.00%
          ----------------------------------------------------------
            3 - 4                                          1.00%
          ----------------------------------------------------------
            4 and thereafter                               0.00%
          ----------------------------------------------------------



  * The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

         o Redemption in connection with participation in certain Merrill Lynch fee-based programs

         o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

         o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.




18               MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a shorter conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------



The chart on the following page summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying, selling and exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.





                 MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                19

[CLIPART] Your Account



If You Want to        Your Choices                     Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------
Buy Shares            First, select the share class    Refer to the Merrill Lynch Select Pricing table on page 15. Be sure
                      appropriate for you              to read this prospectus carefully.
                      -------------------------------------------------------------------------------------------------------
                      Next, determine the amount of    The minimum initial investment for the Fund is $1,000 for all
                      your investment                  accounts except that certain Merrill Lynch fee-based programs have a $250 initial minimum investment.
                                                       (The minimums for initial investments may be waived under certain circumstances.)
                      ------------------------------------------------------------------------------------------------------
                      Have your Merrill Lynch          The price of your shares is based on the next calculation of net
                      Financial Consultant or          asset value after your order is placed. Any purchase orders placed
                      securities dealer submit your    prior to the close of business on the New York Stock Exchange
                      purchase order                   will be priced at the net asset value determined that day.

                                                       Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.
                      ------------------------------------------------------------------------------------------------------
                      Or contact the Transfer Agent    To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the complete purchased application to the Transfer Agent at the address on the inside back cover of this prospectus.
----------------------------------------------------------------------------------------------------------------------------
Add to Your           Purchase additional shares       The minimum investment for additional purchases is generally $50
Investment                                             except that certain programs, such as automatic investment plans, may have higher minimums.
                                                       (The minimum for additional purchases may be waived under
                                                       certain circumstances.)
                      ------------------------------------------------------------------------------------------------------
                      Acquire additional shares        All dividends are automatically reinvested without a sales charge.
                      through the automatic
                      dividend reinvestment plan
                      ------------------------------------------------------------------------------------------------------
                      Participate in the automatic     You may invest a specific amount on a periodic basis through
                      investment plan                  certain Merrill Lynch investment or central asset accounts.
----------------------------------------------------------------------------------------------------------------------------
Transfer Shares to    Transfer to a participating      You may transfer your Fund shares only to another securities
Another Securities    securities dealer                dealer that has entered into an agreement with Merrill Lynch. Certain
Dealer                                                 shareholder services may not be available for the transferred shares.
                                                       You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
                      ------------------------------------------------------------------------------------------------------
                      Transfer to a non-participating  You must either:
                      securities dealer                o Transfer your shares to an account with the Transfer Agent; or
                                                       o Sell your shares, paying any applicable CDSC.
----------------------------------------------------------------------------------------------------------------------------




20                   MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND


If You Want to        Your Choices                     Information Important for You to Know
----------------------------------------------------------------------------------------------------------------------------
Sell Your Shares      Have your Merrill Lynch          The price of your shares is based on the next calculation of net
                      Financial Consultant or          asset value after your order is placed. For your redemption request
                      securities dealer submit your    to be priced at the net asset value on the day of your request, you
                      sales order                      must submit your request to your dealer prior to that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
                                                       Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.

                                                       Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

                                                       The Fund may reject an order to sell shares under certain
                                                       circumstances.
                     ------------------------------------------------------------------------------------------------------
                     Sell through the Transfer         You may sell shares held at the Transfer Agent by writing to the
                     Agent                             Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter.
                                                       A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certficates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

                                                       If you hold share certificates, they must be delivered to the
                                                       Transfer Agent before they can be converted. Check with the
                                                       Transfer Agent or your Merrill Lynch Financial Consultant for details.
---------------------------------------------------------------------------------------------------------------------------
Sell Shares          Participate in the Fund's         You can choose to receive systematic payments from your Fund
Systematically       Systematic Withdrawal Plan        account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you have a Merrill Lynch
                                                       CMA(R) or CBA(R) Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial
                                                       Consultant for details.
---------------------------------------------------------------------------------------------------------------------------


                     MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND             21

[CLIPART] Your Account




If You Want to       Your Choices                      Information Important for You to Know
---------------------------------------------------------------------------------------------------------------------------
Exchange Your        Select the fund into which you    You can exchange your shares of the Fund for shares of many
Shares               want to exchange. Be sure to      other Merrill Lynch mutual funds. You must have held the shares
                     read that fund's prospectus       used in the exchange for at least 15 calendar days before you can exchange to another fund.

                                                       Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you  will exchange into Class D shares.

                                                       Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for
                                                       calculating a deferred sales charge at redemption. If you exchange
                                                       Class A or D shares for money market fund shares, you will receive
                                                       Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                       Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
---------------------------------------------------------------------------------------------------------------------------



22                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

Net Asset Value -- the market value of
the Fund's total assets after deducting
liabilities, divided by the number of
shares outstanding.


HOW SHARES ARE PRICED
--------------------------------------------------------------------------------




When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.



PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------



If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.



                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                23

[CLIP ART] Your Account



Dividends -- Exempt-interest, ordinary
income and capital gains paid to
shareholders. Dividends may be
reinvested in additional Fund shares as
they are paid.



Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------



The Fund will distribute any net investment income monthly, and any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

TAXES

To the extent that the dividends distributed by the Fund are from municipal bond interest income, they are exempt from Federal income tax. However, certain investors may be subject to a Federal alternative minimum tax on dividends received from the Fund. To the extent that the dividends distributed by the Fund are derived from New Mexico municipal bond interest income, they are also exempt from New Mexico personal and corporate income tax. Interest income from other investments may produce taxable distributions. Dividends derived from capital gains realized by the Fund will be subject to Federal tax, and generally will be subject to New Mexico tax as well. If you are subject to income tax in a state other than New Mexico, the dividends derived from New Mexico municipal bonds will not be exempt from income tax in that state.

Generally, within 60 days after the end of the Fund's taxable year, the Trust will tell you the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.





24                MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

"BUYING A DIVIDEND"


You may want to avoid buying shares
shortly before the Fund pays a dividend
although the impact on you will be
significantly less than if you were
invested in a fund paying fully taxable
dividends. The reason? If you buy shares when a fund has realized but not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.


If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to Federal income tax.

This section summarizes some of the consequences of an investment in the Fund under current Federal and New Mexico tax laws. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all applicable tax laws. The Fund's Statement of Additional Information has more information about taxes.



                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND                25

MANAGEMENT OF THE FUND [CLIP ART]


Fund Asset Management


Fund Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Trust's Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended July 31, 1999, the fee payable to the Manager from the Fund was equal to 0.55% of the Fund's average daily net assets, but the Manager voluntarily waived a portion of the management fee due for the fiscal year. See the Fees and Expenses table on page 5.

Fund Asset Management was organized as an investment advisor in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management is part of the Asset Management Group of ML & Co. The Asset Management Group had approximately $514 billion in investment company and other portfolio assets under management as of September 1999. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by Fund management or other Fund service providers do not properly address this problem before January 1, 2000. Fund management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.





26                MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders, which is available upon request.


                                                    Class A                                       Class B
                         -------------------------------------------------------  -----------------------------------------------
                                          For the Year Ended July 31,                   For the Year Ended July 31,
                         -------------------------------------------------------  -----------------------------------------------
  Increase (Decrease) in
  Net Asset Value:                 1999      1998      1997      1996      1995      1999     1998      1997      1996      1995
---------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
---------------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning
    of year                      $10.58   $ 10.82   $ 10.36   $ 10.29   $ 10.24    $10.58  $ 10.82   $ 10.36   $ 10.29   $ 10.24
---------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net          .40       .47       .53       .56       .60       .35      .42       .48       .50       .54
---------------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain
    (loss) on Investments -- net   (.21)      .10       .46       .10       .06      (.21)     .10       .46       .10       .06
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations  .19       .57       .99       .66       .66       .14      .52       .94       .60       .60
---------------------------------------------------------------------------------------------------------------------------------
  Less dividends and distributions:
    Investment income -- net       (.40)     (.47)     (.53)     (.56)     (.60)     (.35)    (.42)     (.48)     (.50)     (.54)
    Realized gain on
    Investments -- net             (.32)     (.34)       --        --          --    (.32)    (.34)       --        --        --
    In excess of realized gain on
    Investments -- net             (.04)       --        --      (.03)     (.01)     (.04)      --        --      (.03)     (.01)
---------------------------------------------------------------------------------------------------------------------------------
  Total dividends and
    distributions                  (.76)     (.81)     (.53)     (.59)     (.61)     (.71)    (.76)     (.48)     (.53)     (.55)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year   $10.01   $ 10.58   $ 10.82   $ 10.36   $ 10.29    $10.01  $ 10.58   $ 10.82   $ 10.36   $ 10.29
---------------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:*
---------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per
    share                          1.83%     5.52%     9.86%     6.53%     6.65%     1.31%    4.99%     9.30%     5.98%     6.11%
---------------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of reimbursement   1.64%     1.23%      .79%      .49%      .07%     2.15%    1.71%     1.30%     1.01%      .59%
---------------------------------------------------------------------------------------------------------------------------------
  Expenses                         2.04%     1.63%     1.33%     1.42%     1.65%     2.55%    2.12%     1.84%     1.92%     2.16%
---------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net         3.91%     4.41%     5.08%     5.33%     5.92%     3.41%    3.93%     4.57%     4.81%     5.40%
---------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year
    (in thousands)               $3,273   $ 3,873   $ 3,862   $ 5,287   $ 7,715    $5,631  $ 7,422   $11,703   $13,964   $12,104
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover              30.75%    50.91%    40.53%    63.02%    28.16%    30.75%   50.91%    40.53%    63.02%    28.16%
---------------------------------------------------------------------------------------------------------------------------------


  *      Total investment returns exclude the effects of sales loads.



                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND               27

MANAGEMENT OF THE FUND [CLIP ART]

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                                    Class C                                       Class D
                           -------------------------------------------------  --------------------------------------------------
                                                                     For the                                           For the
                                                                     Period                                            Period
                                                                     October                                           October
                                         For the Year Ended         21, 1994            For the Year Ended            21, 1994
                                              July 31,                 to                    July 31,                   to
                           ---------------------------------------            -----------------------------------
  Increase (Decrease) in                                            July 31,                                          July 31,
  Net Asset Value:                 1999     1998    1997      1996    1995         1999     1998     1997      1996     1995
---------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of
    period                       $10.59   $ 10.83   $ 10.36   $ 10.30    $ 9.89    $10.58  $ 10.82   $ 10.36   $ 10.29    $ 9.89
---------------------------------------------------------------------------------------------------------------------------------
  Investment Income -- net          .34       .41       .47       .49       .40       .39      .46       .52       .55       .46
---------------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain
    (loss) on investments -- net   (.21)      .10       .47       .09       .42      (.21)     .10       .46       .10       .41
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations  .13       .51       .94       .58       .82       .18      .56       .98       .65       .87
---------------------------------------------------------------------------------------------------------------------------------
  Less dividends and distributions:
    Investment income -- net       (.34)     (.41)     (.47)     (.49)     (.40)     (.39)    (.46)     (.52)     (.55)     (.46)
    Realized gain on
    investments -- net             (.32)     (.34)       --        --        --      (.32)    (.34)       --        --        --
    In excess of realized gain on
    Investments -- net             (.04)       --        --      (.03)     (.01)     (.04)      --        --      (.03)     (.01)
---------------------------------------------------------------------------------------------------------------------------------
  Total dividends and
    distributions                  (.70)     (.75)     (.47)     (.52)     (.41)     (.75)    (.80)     (.52)     (.58)     (.47)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of
    period                       $10.02   $ 10.59   $ 10.83   $ 10.36   $ 10.30    $10.01  $ 10.58   $ 10.82    $10.36   $ 10.29
---------------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:*
---------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per
    share                          1.21%     4.88%     9.29%     5.76%     8.44%#    1.73%    5.42%     9.75%     6.42%     8.91%#
---------------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of reimbursement   2.25%     1.82%     1.42%     1.15%      .80%**   1.74%    1.31%      .90%      .61%      .23%**
---------------------------------------------------------------------------------------------------------------------------------
  Expenses                         2.65%     2.22%     1.95%     2.03%     2.27%**   2.14%    1.71%     1.44%     1.51%     1.74%**
---------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net         3.30%     3.81%     4.45%     4.67%     5.20%**   3.82%    4.32%     4.97%     5.21%     5.80%**
---------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period
     (in thousands)                $676     $ 800   $ 1,082   $   712     $ 164    $1,314  $ 1,695   $ 2,699   $ 2,110     1,569
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover              30.75%    50.91%    40.53%    63.02%    28.16%    30.75%   50.91%    40.53%    63.02%    28.16%
---------------------------------------------------------------------------------------------------------------------------------


  * Total investment returns exclude the effects of sales loads.
 ** Annualized.
  + Commencement of operations.
  # Aggregate total investment return.



28                MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

                     (This page intentionally left blank.)








                    MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

                     (This page intentionally left blank.)







                    MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

                        ---------------------------------
                                    POTENTIAL
                                    INVESTORS

                          Open an account (two options)
                        ---------------------------------

            (1)                                            (2)
----------------------------                 -----------------------------------
       MERRILL LYNCH                                  TRANSFER AGENT
    FINANCIAL CONSULTANT
    OR SECURITIES DEALER                        Financial Data Services, Inc.
                                                       P.O. Box 45289
   Advises shareholders on                     Jacksonville, Florida 32232-5289
   their Fund investments.                        Performs recordkeeping and
----------------------------                         reporting services.
                                             -----------------------------------

              ----------------------------------------------------
                                   DISTRIBUTOR

                        Merrill Lynch Funds Distributor,
                 a division of Princeton Funds Distributor, Inc.
                                  P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                      Arranges for the sale of Fund shares.
              ----------------------------------------------------

     ------------------------                        ---------------------------
           COUNSEL               -------------------           CUSTODIAN

      Brown & Wood, LLP              THE FUND             State Street Bank
    One World Trade Center         The Board of           and Trust Company
 New York, New York 10048-0557   Trustees oversees         P.O. Box 351
                                     the Fund.       Boston, Massachusetts 02101
    Provides legal advice       ------------------
       to the Fund.                                        Holds the Fund's
   ------------------------                             assets for safekeeping.
                                                     ---------------------------




-----------------------------------         ------------------------------------
       INDEPENDENT AUDITORS                               MANAGER

      Deloitte & Touche LLP                      Fund Asset Management, L.P.
        117 Campus Drive
 Princeton, New Jersey 08540-6400                  ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
      Audits the financial                      Plainsboro, New Jersey 08536
statements of the Fund on behalf of
       the shareholders.                              MAILING ADDRESS
-----------------------------------                    P.O. Box 9011
                                              Princeton, New Jersey 08543-9011

                                                     TELEPHONE NUMBER
                                                      1-800-MER-FUND

                                                    Manages the Fund's
                                                  day-to-day activities.
                                            ------------------------------------


                    MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND

FOR MORE INFORMATION  [CLIP ART]


SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.


Investment Company Act file #811-4375
Code #18034-10-99
(C)Fund Asset Management, L.P.


                                                            [LOGO] Merrill Lynch

PROSPECTUS

Merrill Lynch New Mexico
Municipal Bond Fund
of Merrill Lynch Multi-State
Municipal Series Trust


November 1, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                  Merrill Lynch New Mexico Municipal Bond Fund
               of Merrill Lynch Multi-State Municipal Series Trust

   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800


     Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), an open-end investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with income exempt from Federal and New Mexico income taxes. The Fund invests primarily in a portfolio of long-term investment grade obligations issued by or on behalf of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and New Mexico income taxes. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."


      Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                                   ----------


This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 1, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling
(800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                                   ----------

                        FUND ASSET MANAGEMENT -- MANAGER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                                   ----------


    The date of this Statement of Additional Information is November 1, 1999.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Objective and Policies .........................................    2
   Risk Factors and Special Considerations Relating to
     Municipal Bonds ......................................................    3
   Description of Municipal Bonds .........................................    3
   Financial Futures Transactions and Options .............................    7
   Description of Temporary Investments ...................................   11
   Investment Restrictions ................................................   13
   Portfolio Turnover .....................................................   14
Management of the Trust ...................................................   15
   Trustees and Officers ..................................................   15
   Compensation of Trustees ...............................................   16
   Management and Advisory Arrangements ...................................   16
   Code of Ethics .........................................................   18
Purchase of Shares ........................................................   18
   Initial Sales Charge Alternatives -- Class A and Class D Shares ........   19
   Reduced Initial Sales Charges ..........................................   20
   Deferred Sales Charge Alternatives -- Class B and Class C Shares .......   22
   Distribution Plans .....................................................   25
   Limitations on the Payment of Deferred Sales Charges ...................   26
Redemption of Shares ......................................................   27
   Redemption .............................................................   28
   Repurchase .............................................................   28
   Reinstatement Privilege-- Class A and Class D Shares ...................   29
Pricing of Shares .........................................................   29
   Determination of Net Asset Value .......................................   29
   Computation of Offering Price Per Share ................................   30
Portfolio Transactions ....................................................   30
   Transactions in Portfolio Securities ...................................   30
Shareholder Services ......................................................   31
   Investment Account .....................................................   31
   Exchange Privilege .....................................................   32
   Fee-Based Programs .....................................................   34
   Automatic Investment Plans .............................................   34
   Automatic Dividend Reinvestment Plan ...................................   34
   Systematic Withdrawal Plan .............................................   35
Dividends and Taxes .......................................................   36
   Dividends ..............................................................   36
   Taxes ..................................................................   36
   Tax Treatment of Options and Futures Transactions ......................   39
Performance Data ..........................................................   39
General Information .......................................................   41
   Description of Shares ..................................................   41
   Independent Auditors ...................................................   43
   Custodian ..............................................................   43
   Transfer Agent .........................................................   43
   Legal Counsel ..........................................................   43
   Reports to Shareholders ................................................   43
   Shareholder Inquiries ..................................................   43
   Additional Information .................................................   43
Financial Statements ......................................................   44
Appendix I -- Economic and Financial Conditions in New Mexico .............  I-1
Appendix II -- Ratings of Municipal Bonds ................................. II-1

                       INVESTMENT OBJECTIVE AND POLICIES


      The investment objective of the Fund is to provide shareholders with income exempt from Federal and New Mexico income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of the State of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and New Mexico income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds," and obligations exempt from Federal and New Mexico income taxes are referred to as "New Mexico Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include New Mexico Municipal Bonds. The investment objective as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without a vote of a majority of the outstanding shares of the Fund. See "How the Fund Invests" in the Prospectus for a general discussion of the Fund's goals, main investment strategies and main risks. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the "Investment Company Act").

      Under normal circumstances, except when acceptable securities are unavailable as determined by Fund Asset Management, L.P. (the "Manager" or "FAM"), the Fund's manager, or for temporary defensive purposes the Fund will invest at least 65% of its total assets in New Mexico Municipal Bonds. The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's average weighted maturity will be in excess of ten years. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets.


      The Fund may also invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. See "Description of Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.


      At least 80% of the Fund's total assets will be invested in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade rating category may be considered to have speculative characteristics.


      The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Description of Municipal Bonds --'High Yield' or 'Junk' Bonds." The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

      Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

      The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax and New Mexico personal and corporate income taxes. However, to the extent that suitable New Mexico Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal, but not New Mexico, income taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities will be considered "Municipal Bonds" for purposes of the Fund's investment objective and policies. The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. See "Dividends and Taxes -- Taxes."


RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL BONDS

      The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Investment Objective and Policies -- Description of Municipal Bonds" and " -- Financial Futures Transactions and Options."


     The Fund ordinarily will invest at least 65% of its assets in New Mexico Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of New Mexico Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of New Mexico Municipal Bonds to this degree.

     The Manager does not believe that the current economic conditions in New Mexico will have a significant adverse effect on the Fund's ability to invest in high quality New Mexico Municipal Bonds. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality New Mexico Municipal Bonds. For a discussion of economic and other conditions in the State of New Mexico, see Appendix I -- "Economic and Financial Conditions in New Mexico."


      The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the New Mexico Municipal Bonds in which the Fund invests.


DESCRIPTION OF MUNICIPAL BONDS


      Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix II to this Statement of Additional Information. See "How the Fund Invests" in the Prospectus.

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of New Mexico Municipal Bonds, exempt from New Mexico income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds.

      General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

      Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

      IDBs and Private Activity Bonds. The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs or private activity bonds.

      "Moral Obligation" Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


      Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and the Fund may lose money.

      Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Fund.

      Municipal Lease Obligations. Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


      Indexed and Inverse Floating Obligations. The Fund may invest in New Mexico Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return which is based on a particular index of value or interest rates. For example, the Fund may invest in New Mexico Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New Mexico Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such New Mexico Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the New Mexico Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

      When Issued Securities, Delayed Delivery Transactions and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

      Call and Redemption Risk. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

      "High Yield" or "Junk" Bonds. The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. See Appendix II -- "Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Financial Futures Transactions and Options


      The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

      The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures contracts or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

      Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes. See "Dividends and Taxes -- Taxes" and "-- Tax Treatment of Options and Futures Transactions."

      Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").


      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

      The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

      The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.


      The Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.


      Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

      When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

      Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

      Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

      The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.


      The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.


      Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

      Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

      The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

      The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

      The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the

Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Description of Temporary Investments

      The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth above and in the Prospectus under "How the Fund Invests." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

      VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

      Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

      VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

      The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.


      Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets.


      In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.


      Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of its emphasis on New Mexico Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's tax situation, investment objectives and such investor's ability to accept the risks associated with investing in New Mexico Municipal Bonds, including the risk of loss of principal and the risk of receiving income that is not exempt from Federal and New Mexico income taxes.

Investment Restrictions


      The Fund has adopted a number of fundamental and non-fundamental investment restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

            (1) Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

            (2) Make investments for the purpose of exercising control or management.

            (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

            (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

            (5) Issue senior securities to the extent such issuance would violate applicable law.

            (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

            (7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

            (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


      Under the non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:


            (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

            (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

           (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.


           (d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.


      Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Code. See "Dividends and Taxes -- Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority that issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

      Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.


Portfolio Turnover


      The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See "Dividends and Taxes -- Taxes." High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE TRUST

Trustees and Officers


      The Trustees of the Trust consist of seven individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or Trustees of investment companies by the Investment Company Act. Information about the Trustees, executive officers of the Trust and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (59) -- President and Trustee(1)(2) -- Executive Vice President of the Manager and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

      JAMES H. BODURTHA (55) -- Trustee(2)(3) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director, Gilder Group LLC and related companies since 1999. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

      HERBERT I. LONDON (60) -- Trustee(2)(3) -- 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York
University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

      ROBERT R. MARTIN (72) -- Trustee(2)(3) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc. in 1994; Trustee, Northland College since 1992.

      JOSEPH L. MAY (70) -- Trustee(2)(3) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

      ANDRE F. PEROLD (47) -- Trustee(2)(3) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999 and TIBCO from 1994 to 1996; and Director, Genbel Securities Limited and Genbel Bank since 1999.

      ARTHUR ZEIKEL (67) -- Trustee (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

      VINCENT R. GIORDANO (55) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

      KENNETH A. JACOB (48) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Manager since 1984.

      MICHAEL KALINOSKI (29) -- Portfolio Manager and Vice President(1)(2) -- Vice President and Portfolio Manager of MLAM since 1999; from 1996 to 1999 he was the head Municipal Bond Trader with Strong Funds and from 1993 to 1996 was a member of the municipal bond investment team of Strong Funds.

      DONALD C. BURKE (39) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

      ALICE A. PELLEGRINO (39) -- Secretary (1)(2) -- Vice President of MLAM since 1999; Attorney associated with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.


----------
(1)  Interested person, as defined in the Investment Company Act, of the Trust.

(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as the investment adviser or manager.

(3) Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.


      As of October 1, 1999, the Trustees, the officers of the Trust and the officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee of the Trust, and Mr. Glenn, a Trustee and an officer of the Trust, and the other officers of the Trust and the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


Compensation of Trustees

      The Trust pays each non-interested Trustee a fee of $10,000 per year plus $1,000 per meeting attended. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Trustees, a fee of $2,000 per year plus $500 per Committee meeting attended. The Trust reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size.


      The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, MLAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.

                                                                                                    Aggregate
                                                                   Pension or       Estimated   Compensation from
                                                               Retirement Benefits   Annual      Trust and Other
                                    Position with Compensation   Accrued as Part  Benefits upon     MLAM/FAM-
Name                                    Trust       From Fund    of Fund Expense   Retirement   Advised Funds(1)
-----                                -----------  ------------  -----------------  -----------  ----------------
James H. Bodurtha ................     Trustee        $154             None           None          $163,500
Herbert I. London ................     Trustee        $154             None           None          $163,500
Robert R. Martin .................     Trustee        $154             None           None          $163,500
Joseph L. May ....................     Trustee        $154             None           None          $163,500
Andre F. Perold ..................     Trustee        $154             None           None          $163,500


----------
(1) The Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).


      Trustees of the Trust may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."


Management and Advisory Arrangements


      Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

      Management Fee. The Trust has entered into a management agreement on behalf of the Fund with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended July 31, 1999, the Manager received a fee equal to 0.55% of the Fund's average net assets but the Manager voluntarily waived a portion of its fee. The Manager may discontinue this waiver of fees at any time without notice. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

                                                                Amount of Fee
                                                                 Voluntarily
Fiscal Year Ended July 31,                 Management Fee     Waived by Manager
-----------------------                    ---------------    -----------------
1999 ...................................      $ 71,016            $ 51,648
1998 ...................................      $ 88,673            $ 65,367
1997 ...................................      $120,031            $112,203

      Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"). Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor") as described below, fees for legal and auditing services, Commission fees, interest, certain taxes and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans." Reference is made to "Management of the Fund" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

      Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

      Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.


      Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

      The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


      The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

      Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."


      The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives -- Class A and Class D Shares


      Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

      Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.


Class A and Class D Sales Charge Information

                                 Class A Shares
--------------------------------------------------------------------------------
For the Fiscal   Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
 Year Ended        Charges      Retained By       Paid To        Redemption of
   July 31,       Collected     Distributor    Merrill Lynch  Load-Waived Shares
--------------   ----------    ------------    ------------   ------------------
    1999           $1,522          $129           $1,393              $0
    1998           $3,264          $299           $2,965              $0
    1997           $2,518          $199           $2,319              $0

                                 Class D Shares
--------------------------------------------------------------------------------
For the Fiscal   Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
 Year Ended        Charges      Retained By       Paid To        Redemption of
   July 31,       Collected     Distributor    Merrill Lynch  Load-Waived Shares
--------------   ----------    ------------    ------------   ------------------
    1999           $  404          $ 29           $  375              $0
    1998           $  305          $ 21           $  284              $0
    1997           $8,756          $765           $7,991              $0


      The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges


      Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

      Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      TMA(SM) Managed  Trusts.  Class A shares are offered at net asset value to
TMA(SM)   Managed   Trusts  to  which  Merrill  Lynch  Trust  Company   provides
discretionary trustee services.


      Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

      Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to produce shares must satisfy the Fund's availability standards.


      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


      Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


      Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


      Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


Deferred Sales Charge Alternatives -- Class B and Class C Shares


      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

      Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares


      Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


      The following table sets forth the Class B CDSC:

                                                       CDSC as a Percentage
                                                         of Dollar Amount
Year Since Purchase Payment Made                         Subject to Charge
-------------------------------                          ----------------
0-1 ..................................................          4.0%
1-2 ..................................................          3.0%
2-3 ..................................................          2.0%
3-4 ..................................................          1.0%
4 and thereafter .....................................          None

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

      The Class B CDSC may be waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. The terms of the CDSC may be waived or modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "--Systematic Withdrawal Plan."


      Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.


      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

      In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

      Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services --Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares


      Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "--Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other MLAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.


Class B and Class C Sales Charge Information


                                Class B Shares*
       ---------------------------------------------------------------
       For the Fiscal Year        CDSCs Received         CDSCs Paid to
         Ended July 31,           by Distributor         Merrill Lynch
        -----------------         ---------------       --------------
              1999                    $17,154               $17,154
              1998                    $91,122               $91,122
              1997                    $58,462               $58,462


----------
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                 Class C Shares
        ---------------------------------------------------------------
        For the Fiscal Year        CDSCs Received         CDSCs Paid to
          Ended July 31,           by Distributor         Merrill Lynch
         -----------------         ---------------       --------------
               1999                     $750                  $750
               1998                     $648                  $648
               1997                     $ 64                  $ 64


      Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

      Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

      The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

      The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.


      As of December 31, 1998, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $160,000 (2.25% of Class B net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $237,641 (4.22% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $3,000 (.44% of Class C net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $11,903 (1.76% of Class C net assets at that date).

      For the fiscal year ended July 31, 1999, the Fund paid the Distributor $34,484 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $6.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $4,491 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $0.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $1,607 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $1.6 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges


      The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the

Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


      The following table sets forth comparative information as of July 31, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                             Data Calculated as of July 31, 1999
                                        -----------------------------------------------------------------------------------
                                                                      (in thousands)
                                                                                                                  Annual
                                                                                                               Distribution
                                                   Allowable    Allowable                 Amounts                 Fee at
                                        Eligible   Aggregate   Interest on   Maximum    Previously   Aggregate  Current Net
                                          Gross      Sales       Unpaid       Amount      Paid to     Unpaid      Asset
                                        Sales(1)  Charges(2)    Balance(3)   Payable   Distributor(4) Balance    Level(5)
                                        --------  ----------   -----------   -------   -------------- --------  -----------
Class B Shares for the period
  May 6, 1994 (commencement of
  operations) to July 31, 1999
Under NASD Rule as Adopted ...........   $17,142     $ 1,071     $   419     $ 1,490     $   381     $ 1,109     $    14
Under Distributor's Voluntary Waiver..   $17,142     $ 1,071     $    86     $ 1,157     $   381     $   776     $    14
Class C Shares, for the period
  October 21, 1994 (commencement of
  operations) to July 31, 1999
Under NASD Rule as Adopted ...........   $ 1,381     $    86     $    22     $   108     $    12     $    96     $     2


----------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).


                              REDEMPTION OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

      The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption


      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signatures on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts. Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

      At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.


Repurchase

      The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares


      Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor.
Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                                PRICING OF SHARES

Determination of Net Asset Value


      Reference is made to "How Shares are Priced" in the Prospectus.


      The net asset value of the shares of all classes of the Fund is determined by the Manager once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading (a "Pricing Day"). The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.


      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. The per share net asset value of Class C shares will generally be lower than the per share net asset value of Class B shares reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.


      The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on July 31, 1999 is set forth below.

                                              Class A         Class B       Class C       Class D
                                             ----------     ----------     --------     ----------
Net Assets .............................     $3,272,727     $5,630,585     $676,064     $1,314,511
                                             ==========     ==========     ========     ==========
Number of Shares Outstanding ...........        326,908        562,358       67,489        131,308
                                             ==========     ==========     ========     ==========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding) .........................     $    10.01     $    10.01     $  10.02     $    10.01
Sales Charge (for Class A and Class D
  shares: 4.00% of offering price; 4.17%
  of net asset value per share)* .......            .42             **           **            .42
                                             ==========     ==========     ========     ==========
Offering Price .........................     $    10.43     $    10.01     $  10.02     $    10.43
                                             ==========     ==========     ========     ==========


----------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and " -- Contingent Deferred Sales Charges -- Class C Shares" herein.


                             PORTFOLIO TRANSACTIONS

Transactions in Portfolio Securities


      Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

      Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

      Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. Under an exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund executed no transactions under the order for the fiscal years ended July 31, 1997, 1998 and 1999.

      An affiliated person of the Trust may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.


      The Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by the Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

      Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

      The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch.

Investment Account


      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


      Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.


Exchange Privilege

      U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market mutual fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.


      Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.


      Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit, ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

      Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

      Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

      Prior to  October  12,  1998,  exchanges  from the Fund and  other  Select
Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of a Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

      Exchanges by Participants in the MFA Program. The Fund's exchange privilege is modified with respect to purchase of Class A and Class D shares by investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

      Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

      Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Investment Plans


      A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) Account may arrange to have periodic investments made in the Fund in amounts of $100 or more through the CMA(R) or CBA(R) Automatic Investment Program.

Automatic Dividend Reinvestment Plan

      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

      Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan


      A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are automatically reinvested in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.


      With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives --Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares, if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

      Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


      Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

                              DIVIDENDS AND TAXES

Dividends

      The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.

      All net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gain dividends will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such dividends in cash.

      The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Pricing of Shares --Determination of Net Asset Value."

      See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.


Taxes

      The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

      As discussed in "General Information -- Description of Shares," the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Series level rather than at the Trust level.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

      The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. The Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

      Exempt-interest dividends will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes or for New Mexico income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

      The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from New Mexico Municipal Bonds also will be exempt from New Mexico personal and corporate income taxes. Shareholders subject to income taxation by states other than New Mexico will realize a lower after-tax rate of return than New Mexico shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New Mexico income taxes. The Trust will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for New Mexico income tax purposes based on a method similar to that described above for Federal income tax purposes.

      Shares of the Fund will not be subject to the New Mexico personal property tax. Holders should consult their own tax advisors regarding collateral New Mexico income tax consequences relating to the ownership of shares of the Fund, including, but not limited to, the inclusion of tax-exempt income attributable to ownership of shares in "modified gross income," as that term is used in the New Mexico Income Tax Act, as amended, for purposes of determining eligibility for and the amount of various New Mexico credits and rebates.

      Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to state taxes in states other than New Mexico and may be subject to local taxes in other states. Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their New Mexico tax situation in general.


      To the extent the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes and New Mexico income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares, and for New Mexico income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of the Fund's taxable year, the Trust will provide shareholders with a written notice designating the amounts of any exempt-interest dividends or capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.


      All or a portion of the Fund's gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


      The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to a Federal alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after calendar year-end the portion of the Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.


      The Fund may invest in high yield securities, as described in "Investment Objective and Policies --Description of Municipal Bonds." Furthermore, the Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments ("non-traditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.


      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

      The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.


Tax Treatment of Options and Futures Transactions

      The Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.


      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contacts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.


      The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and New Mexico tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and New Mexico income tax laws. The Code and the Treasury regulations, as well as the New Mexico tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


      Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

      From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

      Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

      Set  forth  below  is  total  return,   yield  and  tax-equivalent   yield
information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                                                        Class A Shares                  Class B Shares
                                               -------------------------------- -------------------------------
                                                 Expressed as  Redeemable Value  Expressed as  Redeemable Value
                                                 a percentage  of a hypothetical a percentage  of a hypothetical
                                                  based on a   $1,000 investment  based on a   $1,000 investment
                                                 hypothetical    at the end of   hypothetical    at the end of
Period                                         $1,000 investment  the period   $1,000 investment  the period
------                                         ---------------- --------------- --------------- ---------------
                                                               Average Annual Total Return
                                                      (including maximum applicable sales charges)
One year ended July 31, 1999 ................       (2.25)%          $ 977.50        (2.46)%         $ 975.40
Five years ended July 31, 1999 ..............        5.18%          $1,287.50         5.51%         $1,307.50
Inception (May 6, 1994) to
  July 31, 1999 .............................        5.69%          $1,335.90         5.98%         $1,355.10

                                                                   Annual Total Return
                                                      (excluding maximum applicable sales charges)
Year ended July 31,
1999 ........................................        1.83%          $1,018.30         1.31%         $1,013.10
1998 ........................................        5.52%          $1,055.20         4.99%         $1,049.90
1997 ........................................        9.86%          $1,098.60         9.30%         $1,093.00
1996 ........................................        6.53%          $1,065.30         5.98%         $1,059.80
1995 ........................................        6.65%          $1,066.50         6.11%         $1,061.10
Inception (May 6, 1994) to
   July 31, 1994 ............................        3.76%          $1,037.60         3.64%         $1,036.40

                                                                 Aggregate Total Return
                                                      (including maximum applicable sales charges)
Inception (May 6, 1994) to
   July 31, 1999 ............................       33.59%          $1,335.90        35.51%         $1,355.10

                                                                          Yield
30 days ended July 31, 1999 .................        2.95%              --            2.56%             --

                                                                  Tax Equivalent Yield*
30 days ended July 31, 1999 .................        4.10%              --            3.56%             --


----------
*  Based on a Federal income tax rate of 28%.


                                                        Class C Shares                  Class D Shares
                                               -------------------------------- -------------------------------
                                                 Expressed as  Redeemable Value  Expressed as  Redeemable Value
                                                 a percentage  of a hypothetical a percentage  of a hypothetical
                                                  based on a   $1,000 investment  based on a   $1,000 investment
                                                 hypothetical    at the end of   hypothetical    at the end of
Period                                         $1,000 investment  the period   $1,000 investment  the period
------                                         ---------------- --------------- --------------- ---------------
                                                               Average Annual Total Return
                                                      (including maximum applicable sales charges)
One year ended July 31, 1999                         0.27%          $1,002.70        (2.34)%         $ 976.60
Inception (October 21, 1994) to
   July 31, 1999                                     6.16%          $1,330.50         5.81%         $1,309.60

                                                                   Annual Total Return
                                                      (excluding maximum applicable sales charges)
Year ended July 31,
1999                                                 1.21%          $1,012.10         1.73%         $1,017.30
1998                                                 4.88%          $1,048.80         5.42%         $1,054.20
1997                                                 9.29%          $1,092.90         9.75%         $1,097.50
1996                                                 5.76%          $1,057.60         6.42%         $1,064.20
Inception (October 21, 1994) to
   July 31, 1995                                     8.44%          $1,084.40         8.91%         $1,089.10

                                                                 Aggregate Total Return
                                                      (including maximum applicable sales charges)
Inception (October 21, 1994) to
   July 31, 1999                                    33.05%          $1,330.50        30.96%         $1,309.60

                                                                          Yield
30 days ended July 31, 1999                          2.46%              --            2.85%             --

                                                                  Tax Equivalent Yield*
30 days ended July 31, 1999                          3.42%              --            3.96%             --


----------
*  Based on a Federal income tax rate of 28%.

      In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

      On occasion, the Fund may compare its performance to the Lehman Brothers Municipal Bond Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance of any future period.


      Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

Description of Shares


      The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from "Merrill Lynch Multi-State Tax-Exempt Series Trust" to "Merrill Lynch Multi-State Municipal Bond Series Trust," and on December 22, 1987 the Trust again changed its name to

"Merrill Lynch Multi-State Municipal Series Trust." The Trust is an open-end management investment company comprised of separate Series, each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide to shareholders who are residents of the state to which such Series relates with income exempt from Federal, and in certain cases state and local, income taxes. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New York Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust.


      At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Trust have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

      Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Series.


      The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive or similar rights and will be freely transferable. Redemption and conversion rights are as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.


      The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

      The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

Independent Auditors

      Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

      State Street Bank and Trust Company, P. O. Box 351, Boston, Massachusetts 02101, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

Legal Counsel

      Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

Reports To Shareholders

      The fiscal year of the Fund ends on July 31 of each year. The Trust sends to the Fund's shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


      Under a separate agreement, ML & Co. has granted the Trust the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML & Co. under certain conditions, the use of any other name it may assume in the future, with respect to any corporation organized by ML & Co.

      To the knowledge of the Trust, the following persons or entities owned beneficially 5% or more of the Fund's shares as of October 1, 1999:

                                                                Percentage
          Name                          Address                  and Class
-----------------------------    ------------------------     ----------------
Russell A. Pankratz and          47 Calle Loma Parda NW       5.2% of Class A
Huong Pankratz, JTWROS           Albuquerque, NM 87120

Mr. Donald Carson and            972 Antelope Ave. NE         18.9% of Class C
Mrs. Margaret Carson, JTWROS     Albuquerque, NM 87122

Helen J. Hall                    6158 Cottontail Rd. NE       12.7% of Class C
TOD Beneficiaries On File        Rio Rancho, NM 87124

Carol S. Hampton                 12 Sierra Lavanda            11.1% of Class C
                                 Santa Fe, NM 87501

Alan C. Davis, TTEE              3005 Hillrise Dr.            10.4% of Class C
Mary Anne Davis, TTEE            Las Cruces, NM 88011
U/A DTD 10/20/1989
By Alan C. Davis et al.

Richard M. Steinzig              Box 279 Rt. 8                10.3% of Class C
Sole & Separate Property         Silver City, NM 88061

Nakayama Farms, Inc.             7425 North Valley Dr.        8.3% of Class C
                                 Las Cruces, NM 88005

Dr. Judith Margo Clark           2835 Don Quixote             6.2% of Class C
                                 Santa Fe, NM 87505

Julia J. Alford                  1814 Cruse Ave.              5.3% of Class C
                                 Las Cruces, NM 88005

Kenneth P. Thompson, TTEE        2828 Girard Blvd. NE         52.5% of Class D
Juanita A. Thompson, TTEE        Albuquerque, NM 87107
U/A DTD 2/27/1987
of Kenneth & Juanita Rev. Tr.

Kenneth P. Thompson Co., Inc.    2828 Girard Blvd. NE         9.50% of Class D
                                 Albuquerque, NM 87107

Mr. Jose M. Romero, TTEE         1316 Lafayette Dr.           9.0% of Class D
Mrs. Celia M. Romero, TTEE       Albuquerque, NM 87106
U/A DTD 2/4/1993
By Romero Revocable Trust


                              FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                   APPENDIX I

                 ECONOMIC AND FINANCIAL CONDITIONS IN NEW MEXICO

     The following information is a brief summary of factors affecting the economy of the State of New Mexico (sometimes referred to herein as the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of New Mexico issuers; however it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     New Mexico, admitted as the forty-seventh state on January 6, 1912, is the fifth largest state, containing approximately 121,365 square miles. The State's terrain varies widely and incorporates six of the seven life zones between its northern mountains and its arid southern plains.

     New Mexico's weather is as varied as its landscape. While New Mexico is considered a southern state in terms of latitude, its high elevation, ranging from 2,817 feet to 13,161 feet, provides for the four seasons throughout the State. Every part of the State receives no less than 70% sunshine year-round. Humidity generally ranges from 60% (mornings) to 30% (afternoons).

     The normal weather patterns call for warm to hot days and cool nights with scattered thundershowers in the summer and cold nights and moderate days with some snow in winter. Thunderstorms in July and August bring most of the moisture. December to March snowfalls vary from 2 inches (lower Rio Grande Valley) to 300 inches (north central mountains). The State is an experience in comfortable living with its clean air, blue skies, and fair weather.


                          PRINCIPAL ECONOMIC ACTIVITIES

     According to reports from the State Department of Labor and from the Bureau of Business and Economic Research of the University of New Mexico covering reports of economic results through 1998, New Mexico continued to exhibit moderate growth during the period. The rate of job growth remained at about 2% (through June 1998), personal income in 1998 increased approximately 4.1% over 1997. For the year 1997, non-agricultural employment rose 1.8 percent. It increased by 2.5% for the first half of 1998. However, New Mexico still ranks very low with respect to per capita income. Gross state product ("GSP") estimates from the U.S. Bureau of Economic Analysis for 1992-1997 indicate that New Mexico ranked 37th in terms of gross state product and 18th in terms of growth of gross state product between 1996 and 1997.

     Even though government is still the major employer in the State, it has become less so in recent years. Nevertheless, employment in local government grew 3.3% in the first half of 1998. Other government employment exhibited less strength, with state government down 4.3% and federal government down 2.3%. New Mexico's financial strength is increasingly coming from trade and services. These industries replace energy and mining, the sector which powered New Mexico's growth in the 1970s and early 1980s. Employment in services increased 5.5% for the first half of 1998, and trade employment increased 3.1% during that period. The other employment sector showing solid growth for the first of 1998 was construction, which increased 5.4% during that period.


     Agriculture remains a major part of the State's economy, with crop and livestock sales in excess of $2.0 billion in 1998. The State's farmers are major producers of alfalfa, wheat, chile peppers, cotton, fruits, and pecans. Agricultural businesses include chile processors, milk processing and cheese plants, dairies, wineries, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

     Technology is driving growth in international trade. New Mexico's exports to the world grew by 5% in 1998, and exports from the State for the first quarter of 1999 increased by 76% over the same quarter in 1998.

     Historically, the State's economy has been highly dependent upon government spending in general and defense spending in particular. Further job losses in those sectors are expected over the long term as a result of anticipated spending cutbacks by the Department of Energy which will adversely impact the national laboratories at Sandia in Albuquerque and at Los Alamos. New Mexico has largely escaped the negative impacts of recent corporate downsizing which affected other parts of the United States, reflecting the small number of large businesses headquartered in the State.

     The Albuquerque economy experienced a continuous expansion from mid-1982 until the national recession hit in mid-1990. The recovery from the 1990-91 recession was vigorous and broad-based. After growing only 0.6% in 1991, non-agricultural employment in the Albuquerque MSA grew at 3.5% in 1992, 4.9% in 1993, 6.1% in 1994, slowing to 4.2% in 1995, 1.9% in 1996, 2% in 1997, and 1.6%
in 1998.

     According to State Department of Labor estimates, over half (55%) of non-agricultural civilian employment in the Albuquerque MSA in 1998 was in the retail and wholesale trade and services sectors. While it has declined in importance as a direct employer, the government sector (including tribal governments but not including approximately 6,600 jobs at Sandia National Laboratories, which are classified under services) still accounts for 19.3% of total non-agricultural employment in the Albuquerque MSA.

     The manufacturing sector accounted for approximately 8.5% of total MSA non-agricultural employment in 1998. Manufacturing employment increased by 28% between 1988 and 1997 but was flat in 1996 and 1997 and declined by 2% in 1998.


     Albuquerque experienced a construction boom during the mid-1980s and again in the mid-1990s. The number and value of single-family residential permits issued in 1998 was larger than for any full year in the last 10 years. In 1998, the City of Albuquerque issued 3,453 single family residential permits valued at $316,849,254 and 129 commercial construction permits valued at $113,569,648.



                            GOVERNMENTAL ORGANIZATION


     The State's government consists of the three branches characteristic of the American political system: executive, legislative and judicial. The executive branch is headed by the Governor who is elected for a four-year term. A governor may succeed himself in office once. The primary functions of the executive branch are carried out by 18 cabinet departments, each headed by a cabinet secretary appointed by the Governor.


     The Legislature consists of 112 members and is divided into a Senate and a House of Representatives. Senators are elected for four-year terms, members of the House for two-year terms. The Legislature convenes in regular session annually on the third Tuesday in January. Regular sessions are constitutionally limited in length to sixty calendar days in odd-numbered years and thirty calendar days in even-numbered years. In addition, special sessions of the Legislature may be convened by the Governor under certain limited circumstances. Legislators receive no salary, but do receive per diem and mileage allowances while in session or on official State business.

     The judicial branch is composed of a statewide system of Magistrate and District Courts, the Court of Appeals and the Supreme Court. The district court is the trial court of record with general jurisdiction.


                            STATE TAXES AND REVENUES

     Programs and operations of the State are predominately funded through a system of 29 major taxes administered by the Taxation and Revenue Department ("TRD"). In addition, interest income and earnings from the Permanent Fund and the Severance Tax Permanent Fund provide important sources of funds for State purposes. The most important tax and revenue sources as measured by magnitude of revenue generation are described below.


Gross Receipts Tax

     For the privilege of engaging in business in the State, the gross receipts tax is levied on any person engaging in business in the state. "Gross receipts" is defined as the total amount of money or the value of other consideration received from selling property (including tangible personal property) in the State, from leasing property employed in the State, and from performing services in the State. Exempt from the tax are receipts from the sale of vehicles, wages, certain agricultural products, dividends and interest, and gas, oil, or mineral extractions. This tax is paid by the seller but generally passed on to the purchaser.

     The gross receipts tax is the largest single source of State General Fund revenues and a primary source of revenues for cities and counties. The tax includes the statewide gross receipts tax levy of 5% plus several local option city and county levies. Within any municipality imposing a municipal gross receipts tax of at least .5%, a credit of .5% against the statewide rate of 5% is allowed for municipal local option taxes. Receipts from the statewide levy, less disbursements to each incorporated municipality of 1.225% of the taxable gross receipts reported in that municipality and less disbursements to the State Aviation Fund of 3.59% of the value of jet fuel sales, are deposited in the State General Fund.

     Gross receipts collections for fiscal year 1998 were $1, 085.5 million and for fiscal year 1999 (preliminary) were $1,120.7 million.


Personal Income Tax

         The personal income tax is imposed on the net income of every resident individual and upon the net income of every non-resident individual employed or engaged in the transaction of business in, into or from the State or deriving any income from any property or employment within the State. State taxable income is generally equal to federal adjusted gross income less a personal exemption allowance, standard deductions or itemized deductions and amounts non-taxable by the laws or Constitution of the State or the United States. Since State taxable income is substantially derived from federal adjusted gross income, federal concepts characterizing income and entities are generally followed in New Mexico. The State Income Tax Act also provides for exemptions from income tax for certain taxpayers or types of income, including income earned by Indians on reservations and income earned by taxpayers who are 65 years old or older or who are blind. After disbursement to various State funds, collections are placed in the State General Fund.

     For the 1999 tax year, tax rates range from 1.7% on taxable income of $8,000 or less on joint returns (1.7% on taxable income at $5,500 or less for single returns) to 8.2% on taxable income over $100,000 on joint returns (8.2% on taxable income over $65,000 for single returns).

     State statutes provide for a number of tax rebates and tax credits which are paid from or credited against the personal income tax and which have the effect of reducing personal income tax collections. Rebate programs target those with very low incomes and include a general low income rebate and a rebate for property taxes paid by the elderly. Credits are available for day care costs and costs of preserving cultural property.

     Personal income tax receipts were $797.2 million in fiscal year 1998 and $803.3 million in fiscal year 1999 (preliminary).


Corporate Income Tax

     The corporate income tax is imposed on the net income of every domestic corporation and upon the net income of every foreign corporation employed or engaged in the transaction of business in, into or from the State or deriving any income from any property or employment within the State. State taxable income is generally equal to federal taxable income plus the amount of the net operating loss deduction and interest on State or local bonds, with adjustments to exclude amounts nontaxable by the laws or Constitution of the State or the United States and certain net operating loss carryover deductions. The tax is not imposed on insurance companies which pay a State premium tax or nonprofit organizations and pension or profit sharing trust funds which are exempt from federal tax. Collections, net of refunds, are placed in the State General Fund. Certain tax credits are available, which have the effect of reducing corporate income tax collections.

     The corporate franchise tax, in the amount of $50 per year, is imposed on every domestic corporation and every foreign corporation which is employed or engaged in the transaction of business in, into or from New Mexico or deriving any income from any property or employment within New Mexico or which is exercising its corporate franchise in New Mexico.

     Corporate incomes tax rates are established under a graduated table and range from 4.8% on the first $500,000 of taxable income to 7.6% on income in excess of $1,000,000. The corporate income tax and franchise tax resulted in revenues of $180.0 million in fiscal year 1998 and $160.7 million in fiscal year 1999 (preliminary).


Oil and Gas Emergency School Tax

         The oil and gas emergency school tax is imposed on the business of every person (including persons who own an interest in such products at the time of severance or who have a right to receive a payment based on the value of such products) severing oil, natural gas, liquid hydrocarbons and carbon dioxide from the soil of the State.

     The oil and gas emergency school tax rate is levied on the taxable value of such products at the production unit. The rate ranges from 1.58% to 4.00% of the taxable value, depending on which product is being severed. The tax is due on the 25th day of the second month following the month of production, creating a slight lag between oil and gas production and tax collections. Oil and gas emergency school tax receipts are disbursed to the General Fund. Oil and gas emergency school tax were equal to $153.7 million in fiscal year 1998 and $107.7 million in fiscal year 1999 (preliminary).


Gasoline Tax

     The Gasoline Tax is levied on the privilege of receiving gasoline in the State, at the rate of $.17 per gallon received, subject to certain exemptions and deductions. In addition, for the privilege of loading gasoline or special fuel in the State into a cargo tank, there is imposed a petroleum products loading fee ranging from $40 per load (8,000 gallons) to $150 per load. These taxes are distributed principally to the State Road Fund, and to the counties and municipalities of the State based on a formula related to the amount of fuel received in each jurisdiction. Other portions of tax revenues are earmarked for local government road funds, for gas tank cleanup funds, and certain other funds. In fiscal year 1998 gasoline tax receipts were $177.5 million and in fiscal year 1999 gasoline tax receipts were $172.1 million.


Royalties, Rents, and Bonuses


     Federal Lands

     Under the federal 1920 Mineral Leasing Act, the State receives a 50% share of all income generated from the leasing of federally held lands for mineral production. Principal sources of income on federal lands are royalty payments on oil and gas production. Additional income is derived from bonus payments for oil and gas leases and royalty payments on production of coal, potash, and other minerals. Federal mineral lease income is collected by the U.S. Minerals Management Service. The State receives its payments on a monthly basis and makes the deposits to the General Fund, almost exclusively for funding public schools. Federal mineral leasing revenues were $170.1 million in fiscal year 1998 and $135.7 (preliminary) in fiscal year 1999.


     State Lands

     The State Land Office manages lands acquired by the State under the Federal Ferguson Act, enacted prior to statehood, as well as under the State Constitution. All income from such lands is dedicated to specific educational purposes and institutions. As with federal lands, the oil and gas industry is the principal source of revenue from State lands. Bonus income is also collected in the form of cash payments as a result of competitive bidding for State leases. Rentals and bonus income are distributed to the respective beneficiary institutions, largely the public schools, for operating purposes. Revenues were $15.6 million in fiscal year 1998 and $11.9 million (preliminary) in fiscal year 1999.

     Minerals production from State trust lands also generates royalty income which is deposited in the State Permanent Fund. Royalties are imposed on most minerals production values at the rate of 121/2%, although there is a provision for rates of up to 20% for new leases on developed acreage. Beneficiaries of the State Permanent Fund are the same as those educational institutions and public schools benefitting from State lands.

Severance Taxes


     Severance taxes are levied on producers and others severing natural resources, including various minerals, coal, oil and natural gas, and timber within the State, and are distinct from several other taxes and revenue sources related to mineral and natural resource extraction in New Mexico, including the oil and gas emergency school tax, state royalties, bonus revenues, oil and gas ad valorem production taxes, the oil and gas ad valorem equipment tax, and the natural gas processors tax.


     Minerals and natural resources subject to severance taxation which are produced in New Mexico include natural gas, oil, carbon dioxide, uranium, copper, potash, gold, lead, manganese, sand, gravel, peat moss, timber, and a variety of metals. The severance tax imposed on timber and minerals is based on the taxable value of the severed products, ranging from 1/8 of 1% to 2 1/2% of taxable value. The severance tax on coal is $.55 to $.57 per ton, plus a surtax which increases with the producer price index for coal. The severance tax on uranium is 3 1/2% of the taxable value of severed U(3)O(8). Severance taxes on oil, natural gas or liquid hydrocarbon or carbon dioxide range from 1.875% to 3.75% of taxable value of products severed and sold. Certain of the severance taxes are subject to certain exemptions or conditions. The minerals extracted from the State which contribute the largest portion of severance tax revenue are natural gas, oil and coal. Severance tax revenues for fiscal year 1998 were $182 million and for fiscal year 1999 were $134.3 million (preliminary).


     The net receipts from severance taxes are deposited into the severance tax bonding fund, which is pledged to the payment of severance tax bonds issued by the State. Twice a year, the balance of the severance tax bonding fund in excess of the amount needed to pay principal and interest on all outstanding severance bonds payable on the next two semiannual payment dates is transferred to the severance tax permanent fund and invested as provided by State law.


Other Taxes Related to Natural Resources


     The resources tax and the processors tax are levied on the privileges of severing and processing, respectively, natural resources within the State. Rates for each tax currently range from 1/8 of 1% to 3/4 of 1% of taxable value, depending on the resource being severed or processed. A tax on the privilege of operating a natural gas processing plant in the State is imposed on persons operating such plants. The tax is imposed on the amount of natural gas delivered to the processor, and the rate is determined by a formula which takes into account the average annual taxable value of all natural gas produced in New Mexico.

     Resources tax revenues were $8.8 million and $7.6 million (preliminary) in fiscal years 1998 and 1999, respectively. Revenues from the processors tax were $12.8 million and $11.3 million (preliminary) for fiscal years 1998 and 1999, respectively.


     The oil and gas conservation tax is a separate tax levied on all oil, natural gas or liquid hydrocarbon, uranium, coal, geothermal energy or carbon dioxide severed and sold. The tax is levied at a rate of .19% of the taxable value. Revenues were $8.7 million for fiscal year 1998 and $6.2 million for fiscal year 1999. An ad valorem tax is levied on the assessed value of oil, natural gas or liquid hydrocarbon, and carbon dioxide at a rate certified from time to time by the State Department of Finance and Administration, and a separate ad valorem tax is levied on the assessed value of certain equipment used in connection with severance, treatment or storage of products. An ad valorem tax is also levied upon the owners of copper mineral property that is not otherwise subject to property tax. The various taxes are subject to exemptions, deductions and credits as provided by law.


Property Taxation System


     With certain limited exceptions, real and tangible personal property owned by individuals or corporations is subject to ad valorem taxation in the State. Local county assessors are responsible for the appraisal of most residential and commercial property. TRD provides technical assistance to the county assessors and assists in the implementation of the Property Tax Code.



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

     TRD is responsible for the assessment of certain types of properties not assessed by the counties, specifically the following types of properties:

      Railroads

      Communication systems

      Pipelines

      Public utilities

      Airlines

      Electric generating plants generating electricity for sale to the public

      Construction machinery and equipment, and other personal property of persons engaged in construction which is used in more than one county

      Mineral property, excepting oil and gas property and copper mineral property

     Property valuations are established as of January 1 of each year (except certain livestock). Centrally assessed property is verified and certified to the local assessors who combine the values with all locally assessed property values. The totals are reported to the TRD and the Department of Finance and Administration and certified for budgetary use. The county commissioners levy the applicable rates against individual properties, and county treasurers are required to mail tax bills for the current fiscal year no later than November 1. Property taxes are due to the county treasurers in two equal installments on November 10 and April 10. Taxes become delinquent on December 10 and May 10 following the two respective due dates. Civil penalties and interest are imposed on delinquent taxes. County treasurers are responsible for the collection of property taxes and their distribution to the governmental entities participating in the tax receipts, including those amounts due to the State for payment of principal, premium, if any, and interest on general obligation bonds.

     Maximum property tax rates for operations for various types of local governments are imposed by the Constitution of the State and by governing statutes. Differing rates of taxation may apply to residential and non-residential properties. Except for property which by statute is subject to special methods of valuation, the value of property is its market value as determined by sales of comparable property, income or cost methods of valuation, or any combination of these methods. Residential properties are eligible for a head of family exemption, which is currently $2,000 of the taxable value of the property. There is also a $2,000 veterans exemption. Assessed value is computed as one-third of the value derived after exemptions, the maximum assessment ratio allowed under the State Constitution. Values obtained thereby will be maintained or revised every two years.


Property Tax Rate Limitations

     The New Mexico Constitution imposes a four mill limit on taxes levied upon real or personal property for State revenue except for the support of the educational, penal and charitable institutions of the State, payment of the State debt and interest thereon, and total annual tax levy upon such a property for all State purposes exclusive of necessary levies for the State debt shall not exceed ten mills; provided that taxes levied upon real or personal tangible property for all purposes, except special levies on specific classes of property and except necessary levies for public debt shall not exceed twenty mills annually on each dollar of the assessed valuation thereof, but laws may be passed authorizing additional taxes to be levied outside of such limitation when approved by at least a majority of the qualified electors of the taxing district who paid a property tax therein during the preceding year voting on such proposition. Currently the State imposes no levy of property taxes except for the payment of State debt.

     Statutes establish maximum property tax rates for operating purposes for cities, counties and school districts. The Department of Finance and Administration is permitted by statute to set a rate at less than the maximum rate in any tax year.

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

                                                                                 Dollars
                                                                               per thousand
                                                                               ------------

                  Counties....................................................  $  11.85
                  Municipalities..............................................      7.65
                  School Districts............................................      0.50
                                                                                  ------
                  Maximum statutory tax rate for counties, cities,
                  and schools combined........................................    $20.00

     Apart from the allowable operating rates above, New Mexico governments may levy additional property taxes as authorized by statute and voter approval for:

     Debt service
     County hospitals
     School district capital improvements
     Branch and community colleges
     Vocational schools
     Flood control districts and authorities
     Tort or worker's compensation judgments
     Water and sanitation districts
     Conservancy districts
     Other special districts

     In addition, the Legislature has established certain limits on the amount of increase in property tax revenue which may be produced for county and city operating purposes. The "yield control" formula is activated by property valuation increases due to county assessor reappraisal programs. The yield control law limits the increase in revenue in any one year over the prior year to the lesser of 5% or the percentage increase in the annual price index published by the United States Department of Commerce for State and Local Government Purchases of Goods and Services, plus increases in tax revenues resulting from new construction and improvements to properties.


State and Local Government Leases

     In 1989, the New Mexico Supreme Court held in the case of Montano v. Gabaldon that certain lease purchase agreements which, without voter approval, commit the State or a political subdivision of the State to make payments out of general revenues in future years, violate the State Constitution. The ruling has impeded lease financings and may reduce the number of New Mexico Municipal Bonds and certificates of participation based on lease obligations.

     As of the date of this Statement of Additional Information, the State's general obligation bonds are rated Aa1 by Moody's Investors Service, Inc. and AA+ by Standard & Poor's.

                                   APPENDIX II

                           RATINGS OF MUNICIPAL BONDS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S")
LONG-TERM DEBT RATINGS


 Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba        Bonds  which are rated Ba are  judged to have  speculative  elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


     SHORT-TERM NOTES: The three ratings of Moody's for short-term notes are MIG1/VMIG1, MIG2/VMIG2 and MIG3/VMIG3; MIG1/VMIG1 denotes "best quality strong protection from established cash flows"; MIG2/VMIG2 denotes "high quality" with ample margins of protection; MIG3/VMIG3 instruments are of "favorable quality but lacking the undeniable strength of the preceding grades".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Issuers rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.


     The ratings are based, in varying degrees, on the following considerations:


      I.   Likelihood of payment -- capacity and  willingness  of the obligor as
           to  timely   payment  of  interest  and  repayment  of  principal  in
           accordance with the terms of obligation;

     II.   Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

 A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

 BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB         Debt  rated  "BB," "B,"  "CCC," "CC" and "C" are  regarded as  having
B          significant  speculative  characteristics.  "BB"  indicates the least
CCC        degree of speculation  and "C" the  highest  degree  of  speculation.
CC         While  such  debt  will  likely  have  some  quality  and  protective
C characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity  for  timely   payment  on  issues  with  this   designation   is
      satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
      changes   in   circumstances   than   obligations   carrying   the  higher
      designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.


     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.


     -- Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory   capacity  to  pay   principal   and   interest   with  some
      vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical
credit  quality  since  the  rating   categories  do  not  fully  reflect  small
differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR            Indicates that Fitch does not rate the specific issue.

Conditional   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended     A rating is suspended  when Fitch deems the amount of  information available from the issuer to be inadequate for rating purposes.

Withdrawn     A rating will be withdrawn  when an issue  matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert    Ratings  are  placed  on  FitchAlert  to  notify  investors  of an occurrence  that is likely to  result in a rating  change  and the
              likely   direction  of  such  change.   These  are  designated  as
              "Positive,"  indicating  a  potential  upgrade,   "Negative,"  for
              potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and/or principal payments. Such bonds are DD extremely speculative and should be valued on the basis of their D ultimate recovery value in liquidation or reorganization of the obligor.
      "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term ratings place greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

CODE #18036-10-99

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBIT.

        EXHIBIT
        NUMBER
       --------


          1(a) -- Declaration  of  Trust  of the  Registrant,  dated  August  2,
                  1985.(a)

           (b) -- Amendment  to  Declaration  of  Trust,   dated  September  18,
                  1987.(a)

           (c) -- Amendment to Declaration of Trust, dated December 21, 1987.(a)

           (d) -- Amendment to Declaration of Trust, dated October 3, 1988.(a)

           (e) -- Amendment to Declaration of Trust,  dated October 17, 1994 and
                  instrument   establishing  Class  C  and  Class  D  shares  of
                  beneficial interest.(a)

           (f) -- Instrument establishing Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") as a series of the Registrant.(a)

           (g) -- Instrument   establishing  Class  A  and  Class  B  shares  of
                  beneficial interest of the Fund.(a)

          2    -- By-Laws of the Registrant.(a)

          3    -- Portions  of  the   Declaration   of  Trust,   Certificate  of
                  Establishment and Designation and By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(b)

          4    -- Form of Management  Agreement  between the Registrant and Fund
                  Asset Management, L.P.(c)

          5(a) -- Form of Revised  Class A  Distribution  Agreement  between the
                  Registrant  and Merrill  Lynch Funds  Distributor,  Inc.  (now
                  known as Princeton Funds Distributor, Inc.) (the "Distributor") (including Form of Selected Dealers Agreement).(e)

           (b) -- Form of Class B Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(a)

           (c) -- Form of Class C Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(e)

           (d) -- Form of Class D Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(e)

           (e) -- Letter Agreement between the Fund and the Distributor, dated March 31, 1994, in connection with the Merrill Lynch Mutual Funds Advisor Program.(c)

          6    -- None.

          7    -- Form of Custody  Agreement  between the  Registrant  and State
                  Street Bank and Trust Company.(d)

          8    -- Transfer Agency,  Dividend  Disbursing  Agency and Shareholder
                  Servicing Agency Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (now known as Financial Data Services, Inc.)(c)

          9(a) -- Opinion of Brown & Wood LLP, counsel to the Registrant.(c)

           (b) -- Consent of Brown & Wood LLP, counsel to the Registrant.

         10    -- Consent of Deloitte & Touche LLP, independent auditors for the
                  Registrant.

         11    -- None.

         12    -- Certificate of Fund Asset Management, L.P.(c)

         13(a) -- Class  B  Distribution  Plan  of the  Registrant  and  Class B
                  Distribution Plan Sub-Agreement.(c)

           (b) -- Form of Class C Distribution Plan of the Registrant and Class C Distribution Plan Sub-Agreement.(e)

           (c) -- Form of Class D Distribution Plan of the Registrant and Class D Distribution Plan Sub-Agreement.(e)

         14    -- None.

         15    -- Merrill  Lynch Select Pricing(SM) System Plan pursuant to Rule
                  18f-3.(f)


--------------------------------------------------------------------------------
(a) Filed on November 17, 1995 as an Exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 33-52303) under the Securities Act of 1933, as amended, relating to shares of the Fund (the "Registration Statement").

(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 2 to the Registration

     Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendment No. 5 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 5 to the Registration Statement.

(c) Filed on April 22, 1994 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(d) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 14, 1994, relating to shares of the Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).

(e) Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed on January 25, 1996, relating to shares of the Merrill Lynch New York Municipal Bond Fund series of the Registrant (File No. 2-99473).

(g) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.


ITEM 25. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:


     "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.


     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities
Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc.("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.

                               POSITION(S) WITH THE                    OTHER SUBSTANTIAL BUSINESS,
NAME                                  MANAGER                       PROFESSION, VOCATION OR EMPLOYMENT
-----                           -----------------                   ----------------------------------
 ML & Co.                       Limited Partner         Financial Services Holding Company; Limited Partner of MLAM

 Princeton Services             General Partner         General Partner of MLAM

 Jeffrey M. Peek                President               President of MLAM; President and Director of Princeton Services;
                                                        Executive  Vice  President  of ML & Co.;  Managing  Director and
                                                        Co-Head of the Investment  Banking  Division of Merrill Lynch in
                                                        1997;   Senior  Vice   President  and  Director  of  the  Global
                                                        Securities and Economics  Division of Merrill Lynch from 1995 to
                                                        1997

 Terry K. Glenn                 Executive Vice          Executive Vice President of MLAM; Executive Vice President and
                                President               Director of Princeton  Services;  President and Director of PFD;
                                                        Director of FDS; President of Princeton Administrators


                               POSITION(S) WITH THE                    OTHER SUBSTANTIAL BUSINESS,
NAME                                  MANAGER                       PROFESSION, VOCATION OR EMPLOYMENT
-----                           -----------------                   ----------------------------------
 Gregory A. Bundy               Chief Operating         Chief Operating Officer and Managing Director of MLAM;
                                Officer and             Chief Operating Officer and Managing Director of
                                Managing Director       Princeton Services; Co-CEO of Merrill Lynch Australia
                                                        from 1997 to 1999

 Donald C. Burke                Senior Vice President   Senior Vice President, Treasurer and Director of Taxation
                                and Treasurer           of MLAM; Senior Vice President and Treasurer of
                                                        Princeton Services;  Vice President of PFD; First Vice President
                                                        of MLAM from 1997 to 1999;  Vice  President of MLAM from 1990 to
                                                        1997

 Michael G. Clark               Senior Vice President   Senior  Vice  President  of  MLAM;   Senior  Vice  President  of
                                                        Princeton  Services;  Treasurer and Director of PFD;  First Vice
                                                        President of MLAM from 1997 to 1999; Vice President of MLAM from
                                                        1996 to 1997

 Robert C. Doll                 Senior Vice President   Senior Vice President of MLAM; Senior Vice President of Princeton
                                                        Services; Chief Investment Officer of Oppenheimer Funds, Inc. in
                                                        1999 and Executive Vice President thereof from 1991 to 1999

 Linda L. Federici              Senior Vice President   Senior Vice President of MLAM; Senior Vice President of Princeton
                                                        Services

 Vincent R. Giordano            Senior Vice President   Senior Vice President of MLAM; Senior Vice President of Princeton
                                                        Services

 Michael J. Hennewinkel         Senior Vice President,  Senior Vice President, Secretary and General Counsel of
                                Secretary and General   MLAM; Senior Vice President of Princeton Services
                                Counsel

 Philip L. Kirstein             Senior Vice President   Senior Vice President of Mlam; Senior Vice President, Secretary,
                                                        General Counsel and Director of Princeton Services

 Debra W. Landsman-Yaros        Senior Vice President   Senior Vice President of MLAM; Senior Vice President of Princeton
                                                        Services; Vice President of PFD

 Stephen M. M. Miller           Senior Vice President   Executive Vice President of Princeton Administrators; Senior Vice
                                                        President of Princeton Services

 Joseph T. Monagle, Jr.         Senior Vice President   Senior  Vice  President  of  MLAM;   Senior  Vice  President  of
                                                        Princeton Services

 Brian A. Murdock               Senior Vice President   Senior Vice President of MLAM; Senior Vice President of Princeton
                                                        Services

 Gregory D. Upah                Senior Vice President   Senior Vice President of MLAM; Senior Vice President of Princeton
                                                        Services

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.


     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                              POSITION(S) AND OFFICE(S)       POSITION(S) AND OFFICE(S) WITH
NAME                                                  WITH PFD                          REGISTRANT
-----                                          ----------------------       ----------------------------------
 Terry K. Glenn .............................  President and Director        President and Trustee
 Michael G. Clark ...........................  Treasurer and Director        None
 Thomas J. Verage ...........................  Director                      None
 Robert W. Crook ............................  Senior Vice President         None
 Michael J. Brady ...........................  Vice President                None
 William M. Breen ...........................  Vice President                None
 Donald C. Burke ............................  Vice President                Vice President and Treasurer
 James T. Fatseas ...........................  Vice President                None
 Debra W. Landsman-Yaros ....................  Vice President                None
 Michelle T. Lau ............................  Vice President                None
 Salvatore Venezia ..........................  Vice President                None
 William Wasel ..............................  Vice President                None
 Robert Harris ..............................  Secretary                     None


     (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund -- Fund Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30.  UNDERTAKINGS.
     Not applicable.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT AND THE INVESTMENT COMPANY ACT, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT UNDER RULE 485(b) UNDER THE SECURITIES ACT AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 1ST DAY OF NOVEMBER, 1999.

                                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                                                 (Registrant)

                            By:              /s/ DONALD C. BURKE
                                ------------------------------------------------
                                (DONALD C. BURKE, VICE PRESIDENT AND TREASURER)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.

                    SIGNATURE                                        TITLE                        DATE
                    ---------                                        -----                        ----

                 TERRY K. GLENN*                      President and Trustee
-------------------------------------------------       (Principal Executive Officer)
                (TERRY K. GLENN)


                 DONALD C. BURKE*                    Vice President and Treasurer
-------------------------------------------------       (Principal Financial and
                (DONALD C. BURKE)                       Accounting Officer)


               JAMES H. BODURTHA*                     Trustee
-------------------------------------------------
               (JAMES H. BODURTHA)


               HERBERT I. LONDON*                     Trustee
-------------------------------------------------
               (HERBERT I. LONDON)


                ROBERT R. MARTIN*                     Trustee
-------------------------------------------------
               (ROBERT R. MARTIN)


                 JOSEPH L. MAY*                       Trustee
-------------------------------------------------
                 (JOSEPH L. MAY)


                ANDRE F. PEROLD*                      Trustee
-------------------------------------------------
                (ANDRE F. PEROLD)


                 ARTHUR ZEIKEL*                       Trustee
-------------------------------------------------
                 (ARTHUR ZEIKEL)


*By:           /s/DONALD C. BURKE                                                          November 1, 1999
-------------------------------------------------
       (DONALD C. BURKE, ATTORNEY-IN-FACT)


                                POWER OF ATTORNEY

     The undersigned Directors/Trustees and officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Growth Fund, Merrill Lynch World Income Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund III, MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniVest Pennsylvania Insured Fund, MuniYield Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Michigan Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.


DATED: APRIL 7, 1999



                               /s/ TERRY K. GLENN
--------------------------------------------------------------------------------
                                 TERRY K. GLENN
            (President/Principal Executive Officer/Director/Trustee)


                              /s/ JAMES H. BODURTHA
--------------------------------------------------------------------------------
                                James H. Bodurtha
                               (Director/Trustee)


                              /S/ HERBERT I. LONDON
--------------------------------------------------------------------------------
                                Herbert I. London
                               (Director/Trustee)


                              /s/ ROBERT R. MARTIN
--------------------------------------------------------------------------------
                                Robert R. Martin
                               (Director/Trustee)


                                /s/ JOSEPH L. MAY
--------------------------------------------------------------------------------
                                  Joseph L. May
                               (Director/Trustee)


                               /s/ ANDRE F. PEROLD
--------------------------------------------------------------------------------
                                 Andre F. Perold
                               (Director/Trustee)


                                /s/ ARTHUR ZEIKEL
--------------------------------------------------------------------------------
                                  Arthur Zeikel
                               (Director/Trustee)


                               /s/ DONALD C. BURKE
--------------------------------------------------------------------------------
                                 Donald C. Burke
                (Vice President/Treasurer/Principal Financial and
                               Accounting Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBERS            DESCRIPTION
--------           -----------
    9(b)      --   Consent of Brown & Wood LLP, counsel to the Registrant
   10         --   Consent of Deloitte & Touche LLP, independent auditors
                     for the Registrant